LEGAL PROCEEDINGS

Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund (together, the “Small Cap Funds”). The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York (the “District Court”) to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Small Cap Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265), Small Cap Index Fund ($683,610) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee (collectively, the “Trustees”) sought to claw back these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Small Cap Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, the District Court dismissed all fraudulent conveyance claims against the former public shareholder defendants, including the claims against the Small Cap Funds. The Trustees appealed from that decision to the U.S. Court of Appeals for the Second Circuit. On November 27, 2023, the Second Circuit affirmed the District Court's dismissal of the Trustees' claims against the former Jones Group shareholders, except the claims against certain former Jones Group directors, officers, and employees who received payment for their shares through Nine West's payroll provider.  Although certain of these former Jones Group employees petitioned the Second Circuit for rehearing of the appeal, the Trustees did not seek rehearing.  On January 3, 2024, the Second Circuit denied the employee shareholders' petition for rehearing.  On April 2, 2024, the employee shareholders filed a petition with the Supreme Court of the United States for a writ of certiorari. The Trustees elected not to oppose the petition or file a cross-petition. On May 13, 2024, the Supreme Court of the United States denied the employee shareholders’ petition.  As a result, all claims against the Small Cap Funds in this action remain dismissed and this action is closed.

NTAC:3NS-20ACTIVE.127020661.01